Celsion

Corporate Presentation

March 2019



Safe Harbor Statement

This presentation and any statements made for and during any presentation or meeting contain forward-looking statements related to Celsion Corporation ("Celsion") under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties that could cause actual results to differ materially from those projected.

These statements may be identified by the use of forward-looking words such as "anticipate," "planned," "believe," "forecast," "estimated," "expected," and "intend," among others. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. Such factors include, among other things, unforeseen changes in the course of research and development activities and in clinical trials; possible changes in cost, timing and progress of development, preclinical studies, clinical trials and regulatory submissions; Celsion's ability to obtain and maintain regulatory approval of any of its product candidates; possible changes in capital structure, financial condition, future working capital needs and other financial items; changes in approaches to medical treatment; introduction of new products by others; success or failure of our current or future collaboration arrangements, risks and uncertainties associated with possible acquisitions of other technologies, assets, or businesses; the ability to obtain additional funds for operations; the ability to obtain and maintain intellectual property protection for technologies and product candidates and the ability to operate the business without infringing the intellectual property rights of others; the reliance on third parties to conduct preclinical studies or clinical trials; the rate and degree of market acceptance of any approved product candidates; possible actions by customers, suppliers, strategic partners, potential strategic partners, competitors, and regulatory authorities; compliance with listing standards of the NASDAQ Capital Market; and those risks listed under "Risk Factors" as set forth in Celsion's most recent periodic reports filed with the Securities and Exchange Commission, including Celsion's Form 10-K for the year ended December 31, 2017.

While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and Celsion does not undertake any obligation to update publicly such statements to reflect subsequent events or circumstances except as required by law.

Celsion

2019: A Year of Opportunity

LARGE COMMERCIAL OPPORTUNITY

Two distinct and innovative technology platforms at clinical stage

Billion dollar commercial opportunities each in HCC/Primary Liver and Ovarian Cancer where the need for effective treatments remains

SIGNIFICANT MILESTONES

OPTIMA Study, a global Phase III trial in HCC/Primary Liver Cancer, with 1st interim data expected in second half of 2019

OVATION 2 Study, a Phase I/II trial in Ovarian Cancer with Phase I data expected in second half of 2019

30 M

FINANCIAL STABILITY

$30 million in cash provides 2-year operating runway

Clean Cap Structure

- Less than 20 million shares outstanding
- Minimal warrant overhang

Celsion

Two Novel Nanoparticle-Based Technology Platforms

Both Poised for Success

LTSL

Lysolipid Thermally Sensitive Liposomes for Delivery of Known Chemotherapeutics

ThermoDox®

Targeted Doxorubicin Delivery



Orphan Drug Designation: US and EU
Fast Track for HCC in US

TheraPlas

Non-Viral Vector Delivers DNA Plasmids Coded for Therapeutic Proteins

GEN-1 Immunotherapy

Localized Interleukin-12 (IL-12) Immunotherapy



Orphan Drug Designation: US
EU Filing in Progress

Celsion Pipeline

Focused Drug Development Strategy

PRODUCT	INDICATION	PRECLINICAL	PHASE 1/2	PHASE 3
ThermoDox® OPTIMA STUDY	PRIMARY LIVER CANCER			Enrollment Complete
GEN-1 OVATION 2 Study	OVARIAN CANCER		Enrolling Phase I/II	
ThermoDox®	NON-MUSCLE INVASIVE BLADDER CANCER	Efficacy/Safety/ Toxicology Complete		
GEN-1	GLIOBLASTOMA	Efficacy/Safety/ Toxicology Complete		

Celsion

Celsion

ThermoDox®

CHEMOTHERAPY



First Target: Hepatocellular Carcinoma

High Global Incidence With High Mortality


755,000
Global Incidence[1]
Growing 3% Annually
US/NA Incidence 35,000
EU Incidence 65,000
China Incidence 378,000

4th Highest Mortality of all Cancers

Median survival from time of diagnosis	<3 years[2]
5-year survival rate	<10%
Early- and Intermediate-stage patients eligible for curative surgery	<20%[2]

Few curative treatment options in early- and intermediate-stage patients

Addressable Market Opportunity for ThermoDox: >200K Patients across US, EU, and Asia*

[1] Incidence Data Source: GLOBOCAN 2018; http://gco.iarc.fr/

[2] *J Hepatol.* 2012; 56: 908-943.

*Based on study design, HCC staging criteria, and regional market dynamics.

Celsion

Locoregional Therapies (LRT) - A Mainstay Treatment for Unresectable Patients

Multiple Procedures; Limited Long-term Effect

Radiofrequency Ablation: A dominant treatment

- Effectiveness decreases with increasing tumor size
- Local recurrence rates > 50% for lesions > 3 cm

Most other LRTs require:

- Multiple procedures
- Hospitalization
- High treatment costs

Other therapies include:

- Microwave Ablation (MWA)
- Transarterial Chemoembolization (TACE)
- Radiation

[1] Journal of Hepatology 2012 vol. 56 | 908-943

ThermoDox + Radiofrequency Ablation (RFA) Expands the Treatment Zone

Benefits larger, unresectable tumors

ThermoDox Infused



ThermoDox is infused IV ~15 minutes prior to radiofrequency ablation as a single, outpatient procedure

RFA Electrode



RFA is applied, using high-frequency radio waves to generate high temperature (up to 90°C) through a probe placed directly in the tumor, killing tumor cells in the immediate vicinity of the probe

RFA Ablation Zone



RFA creates a "Thermal Zone" (40°C - 50°C) in the margin surrounding the tumor, where RFA misses micro-metastases outside the ablation zone

Expanded Thermal Zone



Doxorubicin is released in the "Thermal Zone," expanding the treatment and surrounding areas, killing the metastases outside the ablation zone

ThermoDox delivers **25x** more doxorubicin into tumors versus doxorubicin IV infusion alone[1]

[1] Swenson et al. *Plos One*. Oct 2015.

HEAT Study: Results Inform Phase III OPTIMA Study Design

Multivariate Analysis Suggests RFA Dwell Time with ThermoDox was the Key Factor Correlating to Significant Improvement In Overall Survival

Computational Model

Doxorubicin Concentrations


Total Tissue DOX (ug)
180
160
140
120
100
80
60
40
20
0
5
MINUTES
15
MINUTES
30
MINUTES
60
MINUTES
Ablation Time
Dox in Center
Dox in Margin

Porcine Model

More RFA Time = More Local Doxorubicin Deposition


100
57
26
7
0
1 cm
15
MIN
Dwell Time


1 cm
45
MIN
Dwell Time

Gasselhuber et al. *Int J Hyperthermia*. 2010
Swenson et al. *Plos One*. Oct 2015.
Tak WY et al. *CCR*. Oct 10, 2017

ThermoDox + RFA Demonstrated a 2-year Improvement in Overall Survival

HEAT Study Subgroup Survival Analysis With Standardized Dwell Time and Number of Lesions



Followed Quarterly for 2½ Years
285 Patients With Standardized RFA > 45 Minutes (sRFA)
Survival Probability
1.0
0.8
0.6
0.5
0.4
0.2
0.0
0
20
40
60
80
100
Historical OS 36 Months
5-year Survival 10%[1]

Chart Legend

- sRFA + ThermoDox – Median OS: 80+ months
- sRFA Alone – Median OS: 57 months

sRFA + ThermoDox **2 YEAR** OS Benefit vs sRFA Alone[1]

Final OS Analysis as of 7/15/2016 | HR=0.65 (95% CI: 0.43 - 0.93); *P* Value=0.02

[1]Tak WY et al. *CCR*. Oct 10, 2017

HEAT Study Subgroup

Transcends Historic Survival Rates

Cancer Therapy: Clinical

Phase III HEAT Study Adding Lyso-Thermosensitive Liposomal Doxorubicin to Radiofrequency Ablation in Patients With Unresectable Hepatocellular Carcinoma Lesions

Won Young Tak, Shi-Ming Lin, Yijun Wang, Jiasheng Zheng, Aldo Vecchione, Soo Young Park, Min Hua Chen, Stephen Wong, Ruocai Xu, Cheng-Yuan Peng, Yi-You Chiou, Guan-Tarn Huang, Jianqiang Cai, Basri Johan Abdullah, June Sung Lee, Jae Young Lee, Jong Young Choi, Julieta Gopez-Cervantes, Morris Sherman, Richard S. Finn, Masao Omata, Michael O'Neal, Lukas Makris, Nicholas Borys, Ronnie Poon, and Riccardo Lencioni

DOI: 10.1158/1078-0432.CCR-16-2433


77%
3-Year OS Rate
in HEAT Study
Subgroup Analysis
vs RFA Alone

Tak WY et al. *CCR*. Oct 10, 2017

ThermoDox + sRFA: Transformative Results

Widespread Data Dissemination



Celsion
Corporation
Celsion Announces Publication of ThermoDox® Study Results in Radiology



International Journal of
Hyperthermia
informa

Radiology

Future
ONCOLOGY



PLOS | ONE



Clinical
Cancer
Research
AACR

Hepatic Oncology

Celsion

Results Presented at Numerous Conferences

Not Celsion's Opinion Alone!

ASCO
American Society of Clinical Oncology

ASCO
American Society of Clinical Oncology
Gastrointestinal Cancers Symposium

AASLD
AMERICAN ASSOCIATION FOR THE STUDY OF LIVER DISEASES

RSNA

WCIO
Advancing Interventional Oncology

ILCA
International Liver Cancer Association

EASL
European Association for the Study of the Liver

THE KOREAN LIVER CANCER ASSOCIATION

European Conference on Interventional Oncology
ECIO

Celsion

Independent NIH Analysis Confirms the Importance of RFA Dwell Time

NIH

Evaluated RFA burn time per tumor volume (min/mL) for correlation with clinical outcome

Overall Findings	Increase in burn time per tumor volume improved overall survival (OS) in ThermoDox + RFA patients compared to RFA-only patients, n=437
For all single-lesion RFA + ThermoDox patients	One unit increase in RFA duration per tumor volume improved OS by 20% (n=227) ▪ More dramatic differences in subgroup of patients with RFA burn times per tumor volume >2.5 minutes/mL ▪ Cox multiple covariate analysis showed OS to be significant (*P*=0.038; HR=0.85)
For all single-lesion RFA-only patients	Burn time per tumor volume did not have a significant effect (n=210)

Celsion

NIH Analysis Correlates Dwell Time and Volume to OS Benefit

Confirmatory Results and Basis of HCC OPTIMA Study Design



Subjects with Burn Time > 2.5 min/ml (~45 minutes for 3 cm tumors)
1.0
0.9
0.8
0.7
0.6
0.5
0.4
Survival Probability
0
20
40
60
80
100
Months
RFA + LTLD
RFA only

Presented at RSNA, 2016

ThermoDox + sRFA Demonstrates Significant OS Benefit versus Other Locoregional Therapies

	STUDY	MEDIAN OVERALL SURVIVAL (MONTHS)
HEAT STUDY	ThermoDox + RFA > 45 min* (n=138) Lesion size: Overall: 2.7-7.5 cm Mean: 4.2 cm; median: 4 cm	80 MONTHS OS: Year 1: 94%; Year 2: 85%; Year 3: 77%
HEAT STUDY	RFA alone > 45 min* (n=147) Lesion size: Overall: 3-6.9 cm Mean: 4.2 cm; median: 3.9 cm	57 MONTHS OS: Year 1: 88%; Year 2: 79%; Year 3: 69%
OTHER LRT STUDIES	Burrel (DEB-TACE) 2012 (n=41) Stage: BCLC A	54 MONTHS OS: Year 1: 90%; Year 2: NR; Year 3: 68%
OTHER LRT STUDIES	Ikeda et al (TACE) 2013 (n=99) Lesion size: Median: 3.9; range 1-11	37 MONTHS OS: Year 1: 90%; Year 2: 75%; Year 3: NR

*Subgroup from HEAT Study.

ThermoDox + sRFA Results

High Survival Rates for Patients With Intermediate Size Lesions

Surgery

59%

3-Year OS Rate

(Resected Patients with Larger Lesions)

2014

TABLE 5. Survival Outcomes 3 Years After Surgical Resection and Radiofrequency Ablation of Hepatocellular Carcinoma Based Dichotomized Based on Tumor Size

	3-Year OS Rate, %			3-Year DFS Rate, %		
Tumor Size, cm	Resection	RFA	*P*	Resection	RFA	*P*
≤3	79	50	NS	67	34	NS
>3	59	24	.007	43	12	.003

Abbreviations: DFS, disease-free survival; NS, nonsignificant; OS, overall survival; RFA, radiofrequency ablation.


77%
3-Year OS Rate
sRFA + ThermoDox

Fong et al. *Cancer*. Sept 15, 2014
Tak WY et al. *CCR*. Oct 10, 2017

Phase III OPTIMA Study Design

Applying Broad-based Learnings to OPTIMA Study

Enrollment Completed
Q3 2018

General Eligibility
- Nonresectable HCC
- Single lesions
- Lesion > 3 cm but not > 7 cm
- Treatment naïve
- Child-Pugh A

Stratification
- Lesion size: 3-5 cm / 5-7 cm
- RFA Technique (percutaneous, laparoscopy, or surgical)

~65 Clinical Sites in 14 Countries

Randomize 1:1

- N=275 → ThermoDox® + sRFA*
- N=275 → Dummy Infusion + sRFA*

Primary Endpoint	Interim Efficacy Analyses	Final Analysis
Overall Survival (OS)	Ist Interim at 118 deaths HR < 0.61	197 OS deaths HR < 0.75
Secondary Endpoint		
Progression-Free Survival (PFS)	2nd Interim at 158 deaths HR < 0.70	

*Standardized radiofrequency ablation > 45 minutes.

Celsion

OPTIMA Study: Blinded PFS Data Consolidated for Both Arms

PFS and OS Tracking with Results of HEAT Study Subgroup



Progression-Free Survival
Progression Free Probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0
6
12
18
24
30
36
42
48
54
60
Time (months)
Study 1
Study 2
HEAT Study ITT
701 patients
13.8 Months
HEAT Study Subgroup
(Study 1) 285 patients
16.8 Months
Blinded OPTIMA Study
(Study 2) 556 patients
21.2 Months

Celsion

ThermoDox Summary

- OPTIMA Study addresses the largest global unmet medical need remaining in oncology HCC Cancer: A $ Billion+ Commercial Opportunity
- Published HEAT Study subgroup analysis demonstrates ability to deliver clinically meaningful results for early-stage and intermediate-stage HCC patients
- Addressable patient population offers a “Blockbuster” market opportunity
- PFS and OS Data is on track with expectations
- First look at interim data: 2nd half of 2019

Celsion

Celsion

GEN-1 IL-12

IMMUNO-ONCOLOGY PROGRAM



IL-12: A Powerful Immune-Modulating Agent

Interleukin 12 (IL-12) Can Induce Anti-cancer Immunity Through Multiple Mechanisms



Activation/Proliferation

1. Stimulates the proliferation of CD-8 positive T-cells and natural killer (NK) cells and their cytotoxic activity against the tumor

Maturation/Proliferation

2. Shifts the differentiation of naive CD-4 positive T-cells toward a TH-1 phenotype, further enhancing the immune response

   Turns cold tumors into hot tumors

Anti-Angiogenesis

3. Promotes cellular production of the potent immune mediator IFN-γ and TNF-α. IFN-γ promotes the expression of anti-angiogenic molecules, halting the growth of new blood vessels that supply oxygen to the tumor

Inhibition of Immune Suppression

4. IL-12 may inhibit regulatory T-cells that suppress immune responses by "hiding" the tumor from the body's immune system

Celsion

GEN-1 Addresses IL-12 Toxicity and Poor Pharmacokinetics (pK)

First-In-Class IL-12 Novel Delivery

Poor Kinetics of rIL-12 Requires Frequent, High, and Toxic Doses


rIL-12 toxic level

Novel Polymer-Plasmid DNA Transfection Nanoparticle of GEN-1 provides persistent local therapy


rIL-12 toxic level
GEN-1: Persistent local therapy

Locoregional production avoids toxicities and poor pK associated with systemic recombinant protein IL-12 (rIL-12)

Persistent local delivery lasts up to 1 week, with ability for repeat dosing

Potential for long-term maintenance therapy

GEN-1 Clinical Development Program Published in Peer-Reviewed Journals


GYNECOLOGIC
ONCOLOGY


Gene Therapy


Future
ONCOLOGY

- Anwer et al, *Gene Therapy,* Phase I Monotherapy
- Anwer et al, *Gynecol Oncol,* Combination with Plat/Doxil
- Alvarez et al, *Gynecol Oncol,* Phase II monotherapy
- Thaker et al, *Gynecol Oncol,* Combination with Doxil
- Thaker et al, *Future Oncol,* Gen-1 Review

Transformative Results Presented at Numerous Conferences

ASCO American Society of Clinical Oncology | American Society of Gene & Cell Therapy | cell & gene | sitc Society for Immunotherapy of Cancer | Drug Development & Delivery | AACR American Association for Cancer Research

Celsion

GEN-1 Composition

Three Components of Polyethylene Glycol (PEG) Polyethyleneimine (PEI) Cholesterol Delivery System



PEI
Condenses DNA strands into nanoparticles
PEG
Improves stability and protects plasmid from degradation
Cholesterol
Facilitates uptake and trafficking across cell membranes
IL-12 plasmid vector
CMV
CMV
IL-12 plasmid vector carries IL-12 gene and elements for gene expression
GEN-1
Nanoparticles
~150 nm
With intraperitoneal delivery, transfected cells are able to produce sustained concentrations of IL-12 protein in the vicinity of the tumor

GEN-1 Targets Ovarian Cancer Metastases Throughout the Peritoneal Cavity


GEN-1
Persistent local therapy

Local Expression of IL-12 Favors Immune Modulation in Tumor Microenvironment

Intracavity infusion of GEN-1 produces durable and local expression of IL-12 in the peritoneum

Peritoneal-plasma barrier minimizes systemic exposure of IL-12, thereby improving safety profile of GEN-1

Celsion

First Target: Ovarian Cancer

High Global Incidence and Mortality

8th Most Diagnosed Cancer Among Women



225,000 annual incidence worldwide
22,280 in US and **100,000** in developed countries
14,240 deaths from ovarian cancer in the U.S. (2015)

5th Highest Mortality Among Women

- 5-year survival rate for all stages is **< 50%**
- > 70% of women are diagnosed in advanced stages (III/IV)
- Only 15% diagnosed with localized cancer eligible for potentially curative surgery
- Survival rate dramatically reduced if not localized cancer
- Most common site of recurrence is in the abdomen
- Intraperitoneal-administered therapy is an important clinical strategy

Addressable Market Opportunity

> 100,000 Patients

Sources: Cancer Statistics, American Cancer Society; Globocan; SEER database.

Celsion

Treatment Options in Advanced Ovarian Cancer Are Limited

Recurrence Rates are High and Survival Rates Low


75% of Incidence: Stage III/IV
1st Line
Treatment Naive Population
Platinum/Taxane followed by surgery
PFS 12 months | OS 36 months
GEN-1
2nd Line
Platinum Sensitive
Platinum Resistant
Platinum Refractory
Platinum Resistant
Chemotherapy Alone
PFS 3.4 months | OS 13.3 months
Avastin + Chemotherapy*
PFS 6.7 months | OS 16.6 months
Treatment-failed Population
3rd Line
Best Care
OS < 6 months

*Aurelia Trial.

Five Completed Trials of GEN-1 in Patients With Ovarian Cancer

SAFETY

Well tolerated in all completed studies to-date

Maximum tolerated dose (MTD) has not been reached

BIOLOGIC & CLINICAL EFFECTS

Evidence of biological activity and clinical benefits have been demonstrated

FITS INTO STANDARD CHEMO REGIMENS

Peritoneal administration

Adjuvant to standard-of-care therapy

5 Completed Trials

Study	Mono/Combo	Study Phase	Disease	N
GEN-1-101	Monotherapy	I	Platinum-Resistant	13
GOG-170Q	Monotherapy	II	Platinum-Resistant	20
GEN-1-201	+ Carboplatin/ Docetaxel	I	Platinum-Sensitive	13
GOG-9928	+ Doxil	Ib	Platinum-Resistant	14
OVATION I	**+ Carboplatin/Taxol**	Ib	**Treatment Naïve Newly Diagnosed**	**14**

Celsion

OVATION I Ovarian Cancer Study

Phase I to Determine Dose, Efficacy, and Biological Activity With NAC in Stage III/IV Patients

Newly Diagnosed
Ovarian Cancer
Tissue Collection

Standard Neoadjuvant
Chemotherapy (NAC) +
8 weekly cycles of GEN-1

Interval Debulking
Surgery
Tissue Collection

Ovarian Cancer Patients
(FIGO IIIC & IV)

3 + 3 Dose Escalation
Starting at 36 mg/mm

Final Dose at 79 mg/mm
6 patients

Primary Endpoint

Safety

Optimal Dose

Secondary Endpoints

Clinical Response, PFS
Pathological Response,
Surgical Response,
Biological Response

OVATION I Study: Improved Progression-Free Survival with GEN-1

vs Historic Outcomes in Comparable Patient Populations



Historical Estimated PFS* (Vergote, Kehoe)
12 months
OVATION I – ITT
17 months
Final Median PFS Per OVATION 1 Protocol
21 months

Similar Baseline Patient Characteristics in the OVATION I Study vs Large NAC Trials

Name of Study	# of Patients	Age	Histology	Stage
OVATION I	18	Median: 63 Range: 48-79	Serous: 95% Clear Cell: 5%	IIIC: 67% IV: 33%
Vergote	670	Median: 63 Range: 33-81	Serous: 65% Undiff: 27%	IIIC: 76% IV: 24%
Kehoe	550	Median: 65 Range: 34-88	Serous*: 83% Clear Cell: 6%	IIC, IIIA/B: 12% IIIC: 71% IV: 15%

*Includes high-grade and "not specified"

OVATION I Study

Clinical and Molecular Dose Responses Demonstrated

Clinical Responses*

	GEN-1	
	Low-Dose Cohorts 36 mg & 47 mg	High-Dose Cohorts 61 mg & 79 mg
Objective Tumor Response (CR/PR) RECIST 1.1	60%	100%
Interval Debulking Status R0 Resection Rate	40%	88%

Interferon-γ Expression in Ascites & Blood



100
10
1
IFN-γ
Ascites
Blood
Fold Δ over Pretreatment
36
47
61
79
GEN-1 Dose (mg/m²)

*Chemotherapy dose consistent across all GEN-1 dosing cohorts

OVATION I Study

Pro-immune Changes in Tumor Microenvironment



Key Immunosuppressive Biomarkers in Ovarian Cancer Significantly Inhibited
(Post- vs Pre-Treatment)
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
FoxP3
-64%
IDO-1
-69%
PD-1
-62%
PD-L1
-73%
CA 125
-91%

Density of immune biomarkers measured in tissue sections via immunocytochemical staining

Final CA125 measured in blood upon enrollment and at 5th GEN-1 treatment

Decrease in FOXP3 and IDO-1 not observed in previous NAC studies

Celsion

GEN-1 OVATION 2 Ovarian Cancer Study

To Determine Efficacy and Biological Activity With NAC in Stage III/IV Patients

Newly Diagnosed Ovarian Cancer Tissue Collection

1 : 1 Randomization Added Control Arm to OVATION 2

Standard Neoadjuvant Chemotherapy (NAC) + 8 weekly cycles of GEN-1

Interval Debulking Surgery Tissue Collection

NAC + 9 weekly cycles of GEN-1

Additional Treatment Regimen vs. OVATION I Trial Design

Continue GEN-1 treatment following surgery (maintenance therapy)

Ovarian Cancer Patients

(FIGO IIIC & IV)

Up to 130 patients
12 patients in Phase I Run-in (100 mg/m^2);
Up to 118 patients in Phase II

Randomized 1:1
NAC +/- GEN-1

Primary Endpoint

Progression-Free Survival

Secondary Endpoints

Clinical Response, Pathological Response, Surgical Response, Safety, Biological

GEN-1 Summary

GEN-1 offers a novel way to harness the powerful immunological properties of IL-12; The "Master Switch" to the body's immune system

Five completed ovarian cancer trials demonstrate biologic and clinical activity; Strong efficacy signals in Phase I; Mechanism of action confirmed

OVATION 2 offers new hope to a large segment of newly diagnosed advanced ovarian cancer patient population

Completion of first phase of OVATION 2 on track for the 2nd half of 2019

Celsion

Celsion

Financials



Financial Overview

Cash & Investments at 9/30/2018	$22.0 million
+ NOL sale by 12/31/2018	$10.4 million
Total Cash & Investments	$32.4 million
Estimated cash usage per month	$1.5 million
Market Capitalization	~$40 million

Common shares outstanding at 12/31/2018	18.7 million
+ Stock Options	3.2 million
+ Warrants*	1.6 million
Fully diluted shares outstanding	23.5 million
Average Daily Trading Volume	~100,000

*Includes 1.2 million warrants exercisable at $6.20/share (expiring on 4/4/2019)

Advanced Stage Clinical Development Programs

Milestone Events 2019-2021



PROGRAM & INDICATION
2018
Q4
2019
Q1 Q2 Q3 Q4
2020
Q1 Q2 Q3 Q4
2021
Q1 Q2 Q3 Q4
ThermoDox®
Phase III
OPTIMA Study
Hepatocellular Carcinoma
DMC Review After Full Enrollment
1st Interim Efficacy Analysis (118 events)
2nd Interim Efficacy Analysis (158 events)
Final OS Endpoint (197 events)
GEN-1
Phase 1B Dose-escalating Trial
OVATION I Study
Ovarian Cancer
Final PFS Data from Cohorts 1-4
COMPLETED
GEN-1
Phase I/II Trial*
OVATION 2 Study
Ovarian Cancer
Enrollment Initiated Phase I
Data from Phase I
Initiate Enrollment Phase II
Complete Phase II Enrollment
Data from Phase II
Final Phase II PFS Data

*Open-label design will allow for periodic reporting of results.

Celsion Leadership Team



Michael H. Tardugno
Chairman, President and
Chief Executive Officer

Michael Tardugno's career has been focused exclusively in healthcare, with 40 years of experience in the pharmaceutical and medical device industries. Mr. Tardugno was appointed President and Chief Executive Officer of Celsion in January 2007, and was elected to the Chairman of the Board of Directors in October 2012. Prior to joining Celsion, Mr. Tardugno held senior executive positions with Mylan Laboratories, Bristol-Myers Squibb, Bausch & Lomb and Abbott Laboratories.



Nicholas Borys, MD
Executive Vice President and
Chief Medical Officer

Nicholas Borys joined Celsion in October 2007 as Vice President and Chief Medical Officer where he manages the clinical development programs for Celsion. Prior to joining Celsion, he held senior positions at Molecular Insight Pharmaceuticals, Cytogen Corporation, Anthra Pharmaceuticals, Amersham Healthcare and Hoffmann La-Roche.



Khursheed Anwer, PhD, MBA
Executive Vice President and
Chief Scientific Officer

Khursheed Anwer joined Celsion in June 2014 upon the acquisition of EGEN, Inc., where he was President and Chief Scientific Officer, a position he held since 2009. Prior to joining Celsion, Dr. Anwer was Director of Pre-Clinical Development at Valentis, Inc. From 1993 to 1999, he served in several positions at GeneMedicine, where he led several research projects in the area of nonviral gene therapy.



Jeffrey W. Church
Executive Vice President, CFO &
Corporate Secretary

Jeffrey Church joined Celsion in July 2010 as Vice President and Chief Financial Officer. He brings more than 35 years of experience in corporate finance, M&A, investor relations, and SEC reporting. Prior to joining Celsion, Mr. Church held senior financial executive positions with several private and public life science companies, including Alba Therapeutics, Novavax, GenVec and Meridian Medical Technologies.



Anthony Recupero
Vice President
Business Development

Anthony Recupero joined Celsion in 2018 and leads all business development activities. Dr. Recupero has nearly 20 years' leadership experience in senior business development and licensing roles at Adare Pharmaceuticals, Aptalis Pharma, Eurand, MaxCyte and Gene Logic with a background in multiple therapeutic areas, platforms and technologies including: cell based therapies, parenteral and oral drug delivery systems and monoclonal antibodies.

Celsion

Corporate Information

Celsion Corporation
997 Lenox Drive
Suite 100
Lawrenceville, NJ 08648

P 609-896-9100
F 609-896-2200

www.celsion.com

NASDAQ: CLSN

